Q4 and FY 2013 Earnings Webcast Presentation January 30, 2014

2 Q4&FY 2013 Earnings Webcast 1/30/14 Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; increase in competition; debt levels, terms, financial market conditions or interest rate fluctuations; risks related to acquisitions, including the integration of EECOL; disruptions in operations or information technology systems; expansion of business activities; litigation, contingencies or claims; product, labor or other cost fluctuations; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2012 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 Q4&FY 2013 Earnings Webcast 1/30/14 Financial results throughout this presentation reference non-GAAP adjusted results. See Appendix for reconciliation. 2013 Q4 Highlights • Sales of $1.88 billion, up 14.3% YOY ˗ 13.8 points from acquisitions; EECOL sales $251 million ˗ 1.5 points organic growth ˗ Record annual sales of $7.5 billion • Gross margin 20.0%, down 40 bps YOY • SG&A 13.2% of sales, down 100 bps YOY ˗ Core SG&A down $13 million YOY • Operating profit up 25.1% YOY ˗ Operating margin 5.9%, up 40 bps YOY • Net income of $67.0 million, up 22.7% YOY ˗ Record net income of $264.3 million for full year • EPS of $1.26, up 18.9% YOY ˗ EECOL contributed approximately $0.25 of EPS accretion, $1.00 for full year ˗ Record EPS of $5.02 for full year • Free cash flow of $128 million, 191% of net income ˗ Record annual free cash flow of $308 million, 117% of net income • Financial leverage reduced to 3.2X ˗ Below the top end of our targeted range of 2.0X to 3.5X

4 Q4&FY 2013 Earnings Webcast 1/30/14 0.7% (5.4%) (3.2%) Industrial End Market • Q4 2013 Sales − Down 3.2% versus prior year − Down 0.9% sequential • Global Accounts and Integrated Supply opportunity pipeline over $2.5 billion. • Channel inventory levels appear to be in balance with demand. • Bidding activity levels remain robust and industrial market leading indicators (PMI, IP, CU) are generally positive entering 2014. • Customer trends include higher expectations for supply chain process improvements, cost savings, and supplier consolidation. Industrial Core Sales Growth versus Prior Year 43% Industrial • Global Accounts • Integrated Supply • OEM • General Industrial Note: Excludes acquisitions during the first year of ownership. (2.7%) Q1 2013 Q2 2013 Q4 2012 Q4 2013 Q3 2013 0.2% 2013 (2.6%) Awarded a new WESCO Integrated Supply contract to provide indirect MRO and selected OEM products to a global supplier to the automotive industry.

Construction End Market

Core Sales Growth versus Prior Year



32%
Construction
• Non-Residential
• Residential



1.1%
(0.3%)
2013
(2.5%)
(4.8%)
(5.8%)
(6.6%)
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Note: Excludes acquisitions during the first year of ownership.

- Q4 2013 Sales
  - Down 0.3% versus prior year
  - Down 4.1% sequential
- Notable construction wins include infrastructure upgrades, energy, and data centers.
- Overall backlog is up approximately 3% versus prior year end driven by double digit increase in U.S.
- Non-residential construction market leading indicators (ABI, lending standards, residential construction recovery) are generally positive entering 2014.
- Energy and shale gas projects expected to be positive catalysts over mid to long term in North America.



Construction

Secured an order with an electrical contractor for medium voltage revitalization projects at two large U.S. Government military locations.

5

Q4&FY 2013 Earnings Webcast 1/30/14

Utility End Market

Core Sales Growth versus Prior Year



13%
Utility
• Investor Owned
• Public Power
• Utility Contractors



6.9%
17.5%
22.5%
11.1%
11.1%
2013
13.4%
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013

Note: Excludes acquisitions during the first year of ownership.

- Q4 2013 Sales
  - Up 11.1% versus prior year
  - Down 0.2% sequential
- Eleventh consecutive quarter of year-over-year organic sales growth.
- Implementation of recent customer wins providing strong YOY growth.
- Scope expansion with IOU, public power and generation customers also providing sales growth.
- Strong interest for WESCO Integrated Supply across all utility customer groups.



Utility

Renewed a multi-year contract with a public power utility for transmission, distribution, and generation supplies, procurement, and services. This contract renewal expanded the scope of supply with this long term WESCO customer.

6

Q4&FY 2013 Earnings Webcast 1/30/14

7 Q4&FY 2013 Earnings Webcast 1/30/14 (3.3%) (8.5%) (4.3%) 5.1% 4.9% CIG End Market • Q4 2013 Sales − Up 4.9% versus prior year − Down 7.5% sequential • Bidding levels remain active in commercial and institutional markets. • Approval of the 2014 Federal Omnibus spending bill provides government agencies with better visibility and should be a positive catalyst this year. • Government opportunity pipeline remains healthy at over $500 million. Government Core Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 12% Note: Excludes acquisitions during the first year of ownership. Q1 2013 Q2 2013 Q4 2012 Q4 2013 Q3 2013 2013 (1.0%) Awarded a new multi-year state contract in the U.S. The product offering includes data communication materials for MRO and capital projects and is available to all agencies within the state.

8 Q4&FY 2013 Earnings Webcast 1/30/14 Acquisition Date Estimated Annual Sales at Closing Estimated 1st Year Accretion at Closing Integration Completed Potelcom 6/10 $25M TVC Communications 12/10 $300M $0.30 RECO 3/11 $25M Brews 10/11 $50M $0.04 RS Electronics 1/12 $60M $0.04 Trydor Industries 7/12 $35M $0.05 Conney Safety 7/12 $85M $0.10 EECOL 12/12 $925M $1.00 LaPrairie TBD $30M $0.03 Acquisitions Acquisition Priorities Consistent with WESCO Strategy Return greater than risk-adjusted WACC Accretive in first year of operation Margins higher than WESCO average

9 Q4&FY 2013 Earnings Webcast 1/30/14 Q4 2013 Results Outlook Actual Sales Growth of 14% to 17% 2% to 4% organic Growth of 14.3% 1.5% organic sales Gross Margin ~ 20.5% 20.0% Operating Margin ~ 6.0% 5.9% Effective Tax Rate ~ 26% to 28% 25.5% ~ = Approximately Q4 2012 Core EECOL Q4 2013 1.26 (0.05) 1.06 0.25 +19% 1.5% organic (100) bps GM SG&A down $13M Share count growth ( $ )

10 Q4&FY 2013 Earnings Webcast 1/30/14 FY 2013 Results Outlook Actual Sales Growth of 14% to 15% ~ Flat organic Growth of 14.2% Flat organic sales Gross Margin ~ 20.7% 20.6% Operating Margin ~ 5.9% to 6.0% 5.9% Effective Tax Rate ~ 26% to 27% 26.4% ~ = Approximately FY 2012 Core EECOL FY 2013 5.02 (0.47) 4.49 1.00 Flat organic (50) bps GM SG&A down $16M Share count growth +12% ( $ )

11 Q4&FY 2013 Earnings Webcast 1/30/14 128.1 308.4 Q4 2013 FY 2013 Cash Generation Free Cash Flow (1) ($ Millions) (1) Reconciliation of these non-GAAP financial measures is included in the Appendix to this webcast presentation. 2011 2012 (Total Par Debt to TTM EBITDA) Leverage 2013 1.5 2 2.5 3 3.5 4 4.5 5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Target Leverage 2.0x – 3.5x 3.2X Proforma 224 117% of net income 191% of net income >$1B of free cash flow over last 5 years

12 Q4&FY 2013 Earnings Webcast 1/30/14 FY 2014 Outlook Sales 5.1 6.1 6.6 7.5 7.7 2010 2011 2012 2013 2014E EPS 2.50 3.96 4.49 5.02 5.30 2010 2011 2012 2013 2014E ($B) 8.0 5.70 ($) 2012 and 2013 EPS adjusted for non-reoccurring items. See Appendix for reconciliations. Full Year Outlook Sales Growth of 3% to 6% (including LaPrairie) Gross Margin ~ 20.9% Operating Margin 6.1% to 6.3% Effective Tax Rate 26% to 28% Earnings Per Diluted Share $5.30 to $5.70 Free Cash Flow ~ 80% of Net Income Note: Excludes unannounced acquisitions.

13 Q4&FY 2013 Earnings Webcast 1/30/14 Q1 2014 Outlook Outlook Sales Flat to 3% growth (including LaPrairie) Gross Margin 20.8% to 21.0% Operating Margin 5.3% to 5.5% Effective Tax Rate 26% to 28% Note: Excludes unannounced acquisitions.

14 Q4&FY 2013 Earnings Webcast 1/30/14 Appendix

Adjusted Results

	Q4 2012 Reported Results	Non-recurring items	Adjusted Results	Q4 2013 Reported Results	Non-recurring items	Adjusted Results
Net Sales	1,644.4	(24.0)	1,620.4	1,880.1	-	1,880.1
Gross Profit	337.3	(7.0)	330.3	376.2	-	376.2
Gross margin	*20.5%*		*20.4%*	*20.0%*		*20.0%*
SG&A	275.9	(45.1)[1]	230.8	248.6	-	248.6
SG&A rate	*16.8%*		*14.2%*	*13.2%*		*13.2%*
Operating profit	50.3	38.1	88.4	110.6	-	110.6
Operating margin	*3.1%*		*5.5%*	*5.9%*		*5.9%*
Interest	14.7	(3.0)	11.7	20.6	-	20.6
Loss on debt extinguishment	3.5	(3.5)	-	13.2	(13.2)	-
Taxes	5.5	16.5	22.0	18.8	4.2	23.0
Effective tax rate	*17.5%*		*28.7%*	*24.4%*		*25.5%*
Net income attributable to WESCO International, Inc.	26.5	28.1	54.6	58.0	9.0	67.0
Average Diluted Shares Outstanding	51.4		51.4	53.2		53.2
Fully diluted EPS	0.52		1.06	1.09		1.26

	Full Year 2012 Reported Results	Non-recurring items	Adjusted Results	Full Year 2013 Reported Results	Non-recurring items	Adjusted Results
Net Sales	6,579.3	(24.0)	6,555.3	7,513.3	-	7,513.3
Gross Profit	1,331.4	(7.0)	1,324.4	1,545.4	-	1,545.4
Gross margin	*20.2%*		*20.2%*	*20.6%*		*20.6%*
SG&A	961.0	(45.1)[1]	915.9	996.8	36.1[2]	1,032.9
SG&A rate	*14.6%*		*14.0%*	*13.3%*		*13.7%*
Operating profit	332.8	38.1	370.9	481.0	(36.1)	444.9
Operating margin	*5.1%*		*5.7%*	*6.4%*		*5.9%*
Interest	47.7	(3.0)	44.7	85.6	-	85.6
Loss on debt extinguishment	3.5	(3.5)	-	13.2	(13.2)	-
Loss on sale of Argentina business				2.3	(2.3)	-
Taxes	79.8	16.5	96.3	103.4	(8.4)	95.0
Effective tax rate	*28.3%*		*29.5%*	*27.2%*		*26.4%*
Net income attributable to WESCO International, Inc.	201.8	28.1	229.9	276.4	(12.2)	264.2
Average Diluted Shares Outstanding	51.1		51.1	52.7		52.7
Fully diluted EPS	3.95		4.49	5.25		5.02

[1] Includes ArcelorMittal Litigation charge ($36.1M) and non-recurring acquisition charges and EECOL results ($9.0M).
[2] ArcelorMittal insurance recovery.

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Q4&FY 2013 Earnings Webcast 1/30/14

16 Q4&FY 2013 Earnings Webcast 1/30/14 WESCO Profile 2013 43% 32% 13% 12% 40% 14% 15% 11% 11% 9% Controls & Motors Lighting & Controls General Supplies Data & Broadband Communications Wire, Cable & Conduit Distribution Equipment Note: Markets & Customers and Products & Services percentages reported on consolidated basis. Products & Services Markets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors

17 Q4&FY 2013 Earnings Webcast 1/30/14 Sales Growth 2011 2012 2013 Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Organic Sales Growth (%) 16.5 12.7 11.3 13.2 13.4 9.8 8.2 1.4 (1.3) 4.4 (3.4) (1.2) 3.2 1.5 0.0 Acquisitions (%) 7.0 7.4 6.9 6.2 6.8 2.6 2.2 4.0 4.3 3.3 16.0 14.6 14.1 13.8 14.6 FX (%) 1.1 1.0 1.1 0.0 0.8 (0.2) (0.7) (0.6) 0.5 (0.3) 0.0 (0.2) (0.7) (1.0) (0.4) Consolidated Sales Growth (%) 24.6 21.1 19.3 19.4 21.0 12.2 9.7 4.8 3.5 7.4 12.6 13.2 16.6 14.3 14.2 Workdays 63 64 64 63 254 64 64 63 63 254 63 64 64 63 254 Organic Growth Impact (%) - - - (1.6) (0.4) 1.6 - (1.6) - - (1.6) - 1.6 - - Normalized Organic Growth (%) 16.5 12.7 11.3 14.8 13.8 8.2 8.2 3.0 (1.3) 4.4 (1.8) (1.2) 1.6 1.5 0.0 Estimated Price Impact (%) 3.5 3.0 3.5 2.0 3.0 1.5 1.0 0.5 1.0 1.0 1.0 0.0 0.0 0.0 0.2

18 Q4&FY 2013 Earnings Webcast 1/30/14 Outstanding at December 31, 2012 Outstanding at December 31, 2013 Debt Maturity Schedule AR Revolver (V) 445 454 2016 Inventory Revolver (V) 218 23 2016 Senior Notes (F) - 500 2021 Real Estate Mortgage (F) 26 - 2019 Term Loans (V) 850 300 2019 2029 Convertible Bonds (F) 345 345 2029 (No Put) Other (V) 35 40 N/A Total Par Debt 1,919 1,662 Capital Structure Key Financial Metrics YE 2012 YE 2013 Cash 86 124 Capital Expenditures 23 28 Free Cash Flow 265 308 Liquidity (1) 299 606 ($ Millions) V = Variable Rate Debt 1 = Asset-backed credit facilities total availability plus invested cash. F = Fixed Rate Debt

19 Q4&FY 2013 Earnings Webcast 1/30/14 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. Reconciliation of Non-GAAP Financial Measures ($ Millions) Unaudited Sales Full Year 2013 vs. 2012 Q4 2013 vs. Q4 2012 Q4 2013 vs. Q3 2013 Q4 Q4 Q4 Q3 2013 2012 % Growth 2013 2012 % Growth 2013 2013 % Growth Industrial Core 2,798 2,872 (2.6) % 691 714 (3.2) % 804 811 (0.9)% Construction Core 2,026 2,077 (2.5)% 502 503 (0.3) % 604 630 (4.1)% Utility Core 904 797 13.4% 234 211 11.1% 260 260 (0.2)% CIG Core 821 830 (1.0) % 207 197 4.9% 219 237 (7.5)% Total Core Gross Sales 6,549 6,576 (0.4) % 1,634 1,625 0.5% 1,887 1,938 (2.7)% Total Gross Sales from Acquisitions 991 25 - 253 25 - - - -00 Total Gross Sales 7,540 6,601 14.2% 1,887 1,650 14.3% 1,887 1,938 (2.7)% Gross Sales Reductions/Discounts (27) (22) - (7) (6) - (7) (7) -00 Total Net Sales 7,513 6,579 14.2% 1,880 1,644 14.3% 1,880 1,931 (2.7)%

20 Q4&FY 2013 Earnings Webcast 1/30/14 ($ Millions) Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2029 344.9 (170.8) 174.1 Convertible Debt At December 31, 2013 Non-Cash Interest Expense ($ Millions) 2011 2012 2013 Convertible Debt 2.5 2.3 4.3 Amortization of Deferred Financing Fees 4.4 2.6 4.9 FIN 48 1.9 (3.4) 1.0 Total 8.8 1.5 10.2 Convertible Debt and Non-Cash Interest

21 Q4&FY 2013 Earnings Webcast 1/30/14 EPS Dilution Weighted Average Quarterly Share Count Stock Price Incremental Shares from 2029 Convertible Debt (in millions)3 Incremental Shares from Equity Awards (in millions) Total Diluted Share Count (in millions)4 $60.00 6.20 0.79 51.20 $70.00 7.02 1.03 52.26 $80.00 7.64 1.18 53.03 Q4 2013 Average $83.39 7.81 1.22 53.24 $90.00 8.12 1.31 53.64 $100.00 8.50 1.42 54.13 $110.00 8.81 1.51 54.53 2029 Convertible Debt Details Conversion Price $28.8656 Conversion Rate 34.6433 1 Underlying Shares 11,948,513 2 Footnotes: 2029 Convertible Debenture 1 1000/28.8656 2 $345 million/28.8656 3 (Underlying Shares x Avg. Quarterly. Stock Price) minus $345 million Avg. Quarterly Stock Price 4 Basic Share Count of 44.21 million shares

22 Q4&FY 2013 Earnings Webcast 1/30/14 Work Days Q1 Q2 Q3 Q4 FY 2012 64 64 63 63 254 2013 63 64 64 63 254 2014 63 64 64 62 253

23 Q4&FY 2013 Earnings Webcast 1/30/14 Free Cash Flow Reconciliation Q4 2012 Q4 2013 2012 2013 Cash flow provided by operations 98.6 135.4 288.2 315.1 Less: Capital expenditures (3.6) (7.3) (23.1) (27.8) Add: Non-recurring EECOL pension contribution - - - 21.1 Free Cash Flow 95.0 128.1 265.1 308.4 Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to provide a source of funds for any of the Company's financing needs. During the quarter ended September 30, 2013, a non-recurring contribution was made to fund the Canadian EECOL pension plan. This contribution was required pursuant to the terms of the share purchase agreement by which the Company acquired EECOL in 2012. EECOL sellers fully funded this contribution by way of a direct reduction in the purchase price at the date of acquisition. U.S. GAAP requires the contribution to be shown as a reduction of operating cash flow, however, it is added back to accurately reflect free cash flow. ($ Millions)